UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 2, 2026

Lumexa Imaging Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-43010	41-2605845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 Six Forks Road
Suite 1000
Raleigh, North Carolina	27609
(Address of Principal Executive Offices)	(Zip Code)

(919) 763-1100

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LMRI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On March 2, 2026, Lumexa Imaging Holdings, Inc. (the “Company”) issued a press release announcing certain preliminary financial information for the quarter and year ended December 31, 2025. A copy of the press release is furnished as Exhibit 99.1 hereto.

The preliminary financial information set forth in the press release for the quarter and year ended December 31, 2025 reflects preliminary, unaudited estimates with respect to such results based solely on currently available information, which is subject to change. The Company has not completed its normal quarterly and year-end closing procedures for the quarter and year ended December 31, 2025, and there can be no assurance that final results for the quarter and year-end will not differ materially from the preliminary financial information included in the press release, including as a result of year-end closing procedures, adjustments and the completion of the audit of the Company’s consolidated financial statements.

In addition, certain statements set forth in such press release are forward-looking statements. The Company’s expectations and beliefs regarding such forward-looking statements may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These estimates should not be viewed as a substitute for the Company’s full consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States of America. Accordingly, you should not place undue reliance on these preliminary unaudited results.

The information furnished pursuant to Item 2.02 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

The information described under Item 2.02 above is incorporated by reference in this Item 7.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMEXA IMAGING HOLDINGS, INC.

	By:	/s/ J. Anthony Martin
Date: March 2, 2026	Name:	J. Anthony Martin
	Title:	Chief Financial Officer